As filed with the Securities and Exchange Commission on March 19, 2003

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 17, 2003

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza, Suite 400 Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (312) 474-1300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  Financial Statements, Pro forma Financial Information and Exhibits

Exhibit Number	Exhibit

1

Form of Terms Agreement dated March 17, 2003 among ERP Operating Limited Partnership and each of Morgan Stanley & Co. Incorporated, Banc One Capital Markets, Inc. and Wachovia Securities, Inc. which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-44594, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement; the form of Terms Agreement incorporates the terms and provisions of the Standard Underwriting Provisions dated August 25, 2000, the form of which was previously filed as Exhibit 1 to the Registrant’s registration statement on Form S-3, file no. 333-44594 under the Securities Act of 1933.

4

$400,000,000 5.20% Notes due April 1, 2013, which is being filed pursuant to Regulation S-K, Item 601(b)(4) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-44594, under the Securities Act of 1933 and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

5

Opinion of Piper Rudnick, which is being filed pursuant to Regulation S-K, Item 601(b)(5) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-44594, under the Securities Act of 1933 and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

23	Consent of Piper Rudnick (included in Exhibit 5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERP OPERATING LIMITED PARTNERSHIP

		By:	EQUITY RESIDENTIAL, its general partner

Date:	March 19, 2003	By:	/s/ Yasmina Duwe
		Name:	Yasmina Duwe
		Its:	First Vice President - Legal and Assistant Secretary